Exhibit 10.16
Attachment B To
Letter Agreement No. WJE-PA-05130-LA-2101477
[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
Airframe Model/MTOW:	[***]	[***]	Configuration Specification:	[***]	2Q21 External Fcst
Engine Model/Thrust:	[***]	[***]	Airframe Price Base Year/Escalation Formula:	[***]	[***]
Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:
Optional Features:	[***]
Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	[***]
Aircraft Basic Price (Excluding BFE/SPE):	[***]
Buyer Furnished Equipment (BFE) Estimate:	[***]
Seller Purchased Equipment (SPE) Estimate:	[***]
[***]	[***]
Deposit per Aircraft:	[***]

[***]
Delivery	[***]	Number of	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Date*	Aircraft
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

WJE-PA-05130 SA-2 121450-1F.txt	Boeing Proprietary	Page 1

Attachment B To
Letter Agreement No. WJE-PA-05130-LA-2101477
[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:		[***]

[***]

[***]

WJE-PA-05130 SA-2 121450-1F.txt	Boeing Proprietary	Page 2